EXHIBIT 32

SECTION 1350 CERTIFICATION

In connection with the Annual Report of SpectRx, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark A. Samuels, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Sec 1350, as adopted pursuant to Sec 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 8, 2004

/s/ MARK A. SAMUELS

Name: Mark A. Samuels

Title: Chief Executive Officer

SECTION 1350 CERTIFICATION

In connection with the Annual Report of SpectRx, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas H. Muller, Jr., Chief Financial Officer of the Company certifies, pursuant to 18 U.S.C. Sec 1350, as adopted pursuant to Sec 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 8, 2004

/s/ THOMAS H. MULLER, JR.

Name: Thomas H. Muller, Jr.

Title: Chief Financial Officer